Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Regenerex Pharma, Inc. (the “Company”) on Form 10-K for the year ended March 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kenneth W Perry, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Kenneth W Perry
Kenneth W Perry
Chief Financial Officer (Principal Financial Officer)
June 30, 2025